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                                 EXHIBIT 10.3.2

                             PICTURETEL CORPORATION

           1992 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

                       (AS AMENDED THROUGH JUNE 17, 1999)

         1.       PURPOSE. The purpose of this 1992 Non-Employee Directors'

Stock Option Plan (the "Plan") is to advance the interests of PictureTel Corporation (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's Common Stock (the "Stock").

         2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") of the Board of Directors (the "Board") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed, the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan (a) to issue options granted in accordance with the formula set forth in this Plan and also for non-automatic options as provided below to Eligible Directors as defined below; (b) to prescribe the form or forms of instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.

         3. ELIGIBILITY OF DIRECTORS FOR STOCK OPTIONS. Directors of the Company who are not employees of or consultants to the Company or any subsidiary of the Company shall be eligible to participate in the Plan ("Eligible Directors").

         4.       AUTOMATIC GRANT OF OPTIONS; NON-AUTOMATIC GRANT OF OPTIONS:
EXERCISE PRICE; OPTION TERM.

         (a) AUTOMATIC GRANT OF OPTIONS. On the date an individual is first elected as a Director of the Company, such director, if an Eligible Director, shall be automatically granted an option to purchase 20,000 shares of Common Stock of the Company (subject to adjustment as provided in Sections 5 and 10) (the "Initial Grant"). Formerly, the Initial Grant was 40,000 shares (after giving effect to the two-for-one stock split in November 1995).

         On August 1, 1996, an Eligible Director who has served as a Director for more than two years prior to such date, shall be automatically granted an option to purchase 20,000 shares of Common Stock of the Company (subject to adjustment as provided in Sections 5 and 10) (the "Secondary Grant"), so long as such individual is serving as a Director on the August 1, 1996 date.

         On August 1 of each year, commencing August 1, 1997, an Eligible Director shall automatically be granted an option to purchase 5,000 shares of Common Stock of the Company (subject to adjustment as provided in Sections 5 and 10) (the "Annual Grant"), so long as such individual is serving as a Director on the applicable August 1 date, provided, however, that no


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such Annual Grant shall be granted to an Eligible Director who first became an
Eligible Director of the Company within less than six months prior to August 1 of said year.

         (b) NON-AUTOMATIC GRANTS. In addition to the automatic grants provided above, the board may grant non-automatic stock options (the "Non-Automatic Grants") under the Plan to Eligible Directors from time to time not exceeding 60,000 shares of Common Stock in the aggregate (subject to adjustment in Sections 5 and 10).

         (c) EXERCISE PRICE AND OPTION TERM. All option grants shall be at an exercise price equal to the Fair Market Value of the Common Stock on the effective date of the grant. All options shall expire ten years after the effective date of the grant.

         Options shall be non-incentive options or, if subsequently permitted by the Internal Revenue Code of 1986, as amended, incentive or other options entitled to special tax treatment.

         5. NUMBER OF SHARES. The number of shares of Stock of the Company which may be issued upon the exercise of Options granted under the Plan, including shares forfeited pursuant to Section 7, shall not exceed 430,000 in the aggregate (options for 160,000 shares in the aggregate having been granted prior to April 10, 1996, after giving effect to the two-for-one stock split in November, 1995), subject to increase under Section 10, which increases and appropriate adjustments as a result thereof shall be made by the Committee, whose determination shall be binding on all persons.

         6. STOCK TO BE DELIVERED. Shares of Stock to be delivered pursuant to an Option granted under this Plan may constitute an original issue of authorized Stock or may consist of previously issued Stock acquired by the Company, as shall be determined by the Board. The Board and the proper officers of the Company shall take any appropriate action required for such delivery. No fractional shares shall be delivered under the Plan.

         The Company will not be obligated to deliver any shares of Stock pursuant to the Plan (a) until all conditions of the Option have been satisfied,
(b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (c) if the outstanding Stock is at the time listed on NASDAQ or any other stock exchange, until the shares to be delivered have been listed or authorized to be listed on NASDAQ or such other exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Options, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         If an Option is exercised by the Eligible Director's legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

         7. EXERCISABILITY; EXERCISE; PAYMENT OF EXERCISE PRICE. All Initial Grant and Secondary Grant Options granted under the Plan prior to August 1, 1999 shall become exercisable 25% after one year from the effective date of the grant and 6-1/4% after the end of each quarter thereafter so that the Options are 100% exercisable four years from the effective date of the grant. All Annual Grants and all Non-Automatic Grants granted under the Plan prior to August 1, 1999 shall become exercisable 100% after one year from the effective date of the grant. All Initial Grant, Secondary Grant, Annual Grant and Non-Automatic Grant Options granted on or after August 1, 1999 shall become 100% exercisable immediately on the effective date of the grant.


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         Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) any documents required by the Committee and (b) payment in full as provided below for the number of shares for which the Option is exercised.

         The exercise price of Stock purchased on exercise of an Option must be paid for as follows: (a) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company or (b) through the delivery of shares of Stock which have been outstanding for at least six months and which have a Fair Market Value on the last business day preceding the date of exercise equal to the exercise price, or (c) by delivery of a promissory note of the Option holder to the Company, with a maturity of five years (or earlier termination of service as a director), interest at prime (or the equivalent) announced by Bank of Boston on the exercise date and on such other terms as are customary for notes accepted under other stock plans of the Company (provided that, if the Stock delivered upon exercise of the Option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock must be paid in cash), or (d) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price, or (e) by any combination of the permissible forms of payment.

         To the extent shares of Stock covered under an Option are not delivered because the Option lapses or is terminated, such forfeited shares may be regranted in another Option within the limits set forth in Section 5.

         8.       TERMINATION OF OPTIONS.

         (a) DEATH OR PERMANENT DISABILITY. If an Eligible Director ceases to be a director by reason of death or total and permanent disability (as determined by the Committee), the following will apply:

         All Options held by the Eligible Director that are not exercisable on the thirtieth day after termination of the Eligible Director's status as a director will terminate as of such date. All Options that are exercisable as of said thirtieth day will continue to be exercisable until the earlier of (i) the first anniversary of the date on which the Eligible Director's status as a director ended or (ii) the date on which the Option would have terminated had the Eligible Director remained a director. If the Eligible Director has died or is totally or permanently disabled, the Option may be exercised within such limits by the Eligible Director's legal representative.

         (b) TERMINATION FOR REASONS OTHER THAN DEATH OR DISABILITY. If an Eligible Director's service with the Company terminates for any reason other than death or incapacity as provided above, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of such termination (other than termination upon a removal for cause, in which event all Options shall immediately terminate) shall continue to be exercisable until the earlier of (i) three months thereafter or (ii) the date on which the Option would have terminated had the director remained an Eligible Director, and after completion of that period, such Options shall terminate to the extent not previously exercised, expired or terminated.

         (c) CERTAIN CORPORATE TRANSACTIONS. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets or a dissolution or liquidation of the Company (a "covered transaction"), all outstanding Options under the Plan will terminate as of the effective date of the covered


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transaction, provided that each such outstanding Option not otherwise exercisable shall become immediately exercisable in full 20 days prior to the effective date thereof.

         9.       GENERAL PROVISIONS

         (a) DOCUMENTATION OF OPTIONS. Options will be evidenced by written instruments prescribed by the Committee from time to time. Such instruments may be in the form of agreements, to be executed by both an Eligible Director and the Company, or certificates, letters or similar instruments, which need not be executed by an Eligible Director but acceptance of which will evidence agreement to the terms thereof.

         (b) RIGHTS AS A STOCKHOLDER. An option holder shall not have the rights of a stockholder with respect to Options under the Plan except as to Stock actually received by him or her under the Plan.

         (c) TAX WITHHOLDING. The Eligible Director or other appropriate person shall remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Eligible Director such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

         (d) NONTRANSFERABILITY OF OPTIONS. No Option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an Option may be exercised only by the director (or, in the event of the director's incapacity, the person or persons legally appointed to act on the director's behalf).

         10.      ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

         (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution to common stockholders other than normal cash dividends, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 5 above.

         (b) In any event referred to in paragraph (a), the Committee will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, exercise prices relating to Options and any other provision of Options affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan.

         11. FAIR MARKET VALUE. For purposes of the Plan, Fair Market Value of a share of Stock on any date will be the average of the bid and asked prices in the over-the-counter market with respect to such Stock, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other similar system then in use (or by the appropriate equivalent closing price if the Stock is then listed on any stock exchange); or, if on any such a date such Stock is not quoted by any such organization, the average of the closing bid and asked prices with respect to such Stock, as furnished by a professional market maker making a market in such Stock selected by the Committee; or if such prices are not available, the fair market value of such Stock as of such date as determined in good faith by the Committee.


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         12.      EFFECTIVE DATE AND TERM. This Plan has an effective date of
October 23, 1992, having been adopted by the Board of Directors on October 14, 1992 and approved by the vote of stockholders at the Annual Meeting on June 10, 1993. Options granted under the Plan prior to the date of such stockholder approval on June 10, 1993 became effective on the effective date of grant. No Options may be awarded under this Plan after October 1, 2002, but the Plan shall continue thereafter while previously awarded Options remain subject to the Plan.

         13. EFFECT OF TERMINATION, AND AMENDMENT. Neither adoption of the Plan nor the grant of Options to an Eligible Director shall confer upon any person any right to continued status as a director with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate a director relationship at any time or shall affect the Company's right to grant to such director options or other stock awards that are not subject to the Plan, to issue to such director stock as a bonus or otherwise, or to adopt other plans or arrangements under which stock may be issued to directors. The Committee may at any time terminate the Plan as to any further grants of Options. The Committee may at any time or times amend the Plan for any purpose which may at the time be permitted by law, but in no event (except to comply with the provisions of the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder) more than once in any six-month period.

                                                                   June 17, 1999